Second Quarter Fiscal 2025 Earnings Lori Flees, CEO & President Mary Meixelsperger, CFO Elizabeth Clevinger, Investor Relations 05.07.2025 Accelerating Network Growth: Breeze Autocare 2.20.2025 Lori Fle s, CEO & President Mary Meixe sper , CFO Elizabeth Clevinger, Investor Relations EXHIBIT 99.2

2Quick, Easy, Trusted 02.20.2025 || Acclerating Network Growth: Breeze Autocare SAFE HARBOR Forward-Looking Statements Certain statements herein, other than statements of historical fact, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include, without limitation, statements about the proposed transaction to acquire Breeze Autocare, including its Oil Changers stores, the expected timetable for completing the proposed transaction, and the benefits and synergies of the proposed transaction; executing on the growth strategy to create shareholder value by driving the full potential in Valvoline’s core business, accelerating network growth and innovating to meet the needs of customers and the evolving car parc; realizing the benefits from acquisitions and refranchising transactions; and future opportunities for the stand-alone retail business; and any other statements regarding Valvoline's future operations, financial or operating results, capital allocation, debt leverage ratio, anticipated business levels, dividend policy, anticipated growth, market opportunities, strategies, competition, and other expectations and targets for future periods. Valvoline has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “may,” “will,” “should,” and “intends,” and the negative of these words or other comparable terminology. These forward-looking statements are based on Valvoline’s current expectations, estimates, projections, and assumptions as of the date such statements are made and are subject to risks and uncertainties that may cause results to differ materially from those expressed or implied in the forward-looking statements. Additional information regarding these risks and uncertainties are described in Valvoline’s filings with the Securities and Exchange Commission (the “SEC”), including in the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Quantitative and Qualitative Disclosures about Market Risk” sections of Valvoline’s most recently filed periodic reports on Forms 10-K and 10- Q, which are available on Valvoline’s website at http://investors.valvoline.com/sec-filings or on the SEC’s website at http://www.sec.gov. Valvoline assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future, unless required by law.

3Quick, Easy, Trusted 02.20.2025 || Acclerating Network Growth: Breeze Autocare WELCOMING BREEZE AUTOCARE TO VALVOLINE 28M+ Oil Changes1 ~11,000 Team Members2 932 Company- Operated Stores2 1,113 Franchise Stores2 1.6M Oil Changes3 ~1,000 Team Members ~200 Company- Operated Stores 0 Franchise Stores 1. For the year ended September 30, 2024. 2. As of December 31, 2024. 3. For the year ended December 28, 2024.

4Quick, Easy, Trusted 02.20.2025 || Acclerating Network Growth: Breeze Autocare A NATURAL STRATEGIC FIT Addition of nearly 200 stores drives accelerated network growth in highly complementary geographies and expands customer reach Consistent cultures focused on delivering great employee and customer experiences increases confidence in value creation Allows Valvoline to leverage benefits of scale, such as retail-specific technology investments and fleet sales expansion, across a larger store base 1 2 3 Based on Valvoline’s track record of successfully integrating acquisitions, transaction enables delivery of top line sales and profit growth and enhances an already strong cash flow profile4

OIL CHANGERS BRAND BEHIND BREEZE AUTOCARE

- Independent provider of **automotive quick lube and other preventive maintenance services** primarily under its Oil Changers brand
- Extensive footprint of company-owned stores across **California, Texas, and the Midwest**
- **Strong, proven track record of growth** including organic same-store sales growth and store additions
- **Generated $200M in Net Sales**[1] in its most recent year end

- Founded in 1984, Oil Changers is a full-service oil change operator **focused on speed, quality and simplicity, driving** strong customer loyalty
- Delivers stay-in-car service **to optimize customer experience** and offer ~15 min average service times
- **Strong culture** focused on delivering great employee and customer experiences


OIL CHANGERS
DRIVE-THRU OIL CHANGE
OIL CHANGERS


CAUTION OPEN PIT

Comprehensive Suite of Services

- ✓ Oil & Lube Change
- ✓ High Mileage Additive
- ✓ Car Inspections
- ✓ Cabin Air Filters
- ✓ Windshield Wipers
- ✓ Oil System Cleaner
- ✓ Power Steering Fluid Exchange
- ✓ Engine Air Filter
- ✓ Fuel System Service
- ✓ Other Services

1. Unaudited amount for the year ended December 28, 2024.

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ACCELERATING VALVOLINE'S NETWORK GROWTH

Valvoline.

Geographic Benefits

1. Addition of nearly 200 stores drives **accelerated network growth and customer reach**

2. Access to **key geographies** including California, Texas and the Midwest

3. Opportunity for **possible refranchising** of certain stores


2,045
Locations[1]
48
States
~200
Locations
17
States
Valvoline
Breeze Autocare

On track to achieve network target of 3,500+ stores

1. As of December 31, 2024.

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7Quick, Easy, Trusted 02.20.2025 || Acclerating Network Growth: Breeze Autocare LEVERAGING INTEGRATION EXPERTISE Valvoline has a strong track-record of integration with the addition of 430+ stores through M&A since our IPO 27 Stores December 2020 12 Stores October 2020 14 Stores September 2020 31 Stores September 2018 73 Stores May 2018 28 Stores February 2017 89 Stores February 2016 • Acquisitions are a key lever for our network growth • We have a strong track record of acquisition experience, having successfully completed and integrated several multi-store acquisitions into our network since our IPO • Nearly half of our company store additions since our IPO have been through acquisitions • Breeze Autocare represents a scaled opportunity to accelerate our network growth, adding over a year's worth of growth in one-step Select Acquisitions Since IPO

8Quick, Easy, Trusted 02.20.2025 || Acclerating Network Growth: Breeze Autocare TRANSACTION SUMMARY Transaction Overview • Valvoline entered into a definitive agreement to acquire Breeze Autocare, a leading operator of nearly 200 stores across 17 states • Expected to close in fiscal Q3 2025 subject to satisfaction of customary closing conditions and regulatory approvals Consideration and Funding • Total purchase price of approximately $625 million • Representing ~10.7x Adjusted EBITDA1 • Purchase price is expected to be funded entirely with a newly issued Term Loan B Balance Sheet and Return of Capital • Committed to maintaining a strong balance sheet and our capital allocation priorities • Pausing share repurchase activity; anticipate returning to target net leverage ratio of 2.5x - 3.5x on a rating agency adjusted basis within 24 months post-close Benefits of Transaction • Accelerates network growth; expands geographic and customer reach • Enables delivery of top line sales and profit growth and enhances an already strong cash flow profile • Expected to be relatively neutral to adjusted diluted EPS in the first year and accretive over time 1. Adjusted EBITDA is a non-GAAP pro forma measure for the twelve month period ended October 31, 2024 based upon reported results adjusted for certain normalizing and pro forma activity as a result of buy-side diligence.

9Quick, Easy, Trusted 02.20.2025 || Acclerating Network Growth: Breeze Autocare 3 2 1 Consistent cultures focused on delivering great employee and customer experiences Transaction will enable delivery of top line sales and profit growth and enhance an already strong cash flow profile Addition of nearly 200 stores will accelerate network growth and expand our geographic and customer reach